SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 August 2, 2002


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-29288          06-0868496
(State  or  other  jurisdiction         (Commission        (IRS Employer
   of  incorporation)                   File  Number)       Identification  No.)


ONE  ROCKEFELLER  PLAZA,  NEW  YORK,  NEW  YORK                    10020
(Address  of  principal  executive  offices)                    (Zip  Code)


REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE          (212)  218-7910





Item 5.   Other  Events
-------------------------

          Reference is made to the Registrant's August 2, 2002
          Press Release (Exhibit 99.1).


Item 7.   Financial  Statements  and  Exhibits
----------------------------------------------

          (c) (1) Exhibit 99.1: Registrant's August 2, 2002 Press Release (attached hereto).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GRIFFIN LAND & NURSERIES, INC.


                                     /s/  Anthony  J.  Galici
                                     ------------------------
                                     Anthony J. Galici
                                     Vice President, Chief Financial Officer and
                                     Secretary

Dated:  August  2,  2002



                                                  Exhibit  99.1
                                                  -------------
NEWS  FROM:

GRIFFIN  LAND  &  NURSERIES,  INC.                     CONTACT:
                                                       MIKE  DANZIGER
                                                       CHIEF  EXECUTIVE  OFFICER
                                                       (212)  218-7910

GRIFFIN  ANNOUNCES  TRANSACTION  OF  ITS  EQUITY  INVESTEE
----------------------------------------------------------

NEW YORK, NEW YORK (AUGUST 2, 2002) GRIFFIN LAND & NURSERIES, INC. ("Griffin")announced today that Centaur Communications Ltd., a British publisher in which Griffin holds an equity interest, has sold its subsidiary that provides legal information services. The transaction was completed on August 1 and Griffin expects to report in its third quarter that its share of the gain on the sale will be approximately $7.8 million. Proceeds of the sale will be used to prepay substantially all of Centaur's debt. Griffin does not anticipate receiving any cash from the sale. Centaur has also indicated that it expects to write down a portion of the intangible assets associated with its remaining business. Griffin anticipates that such a writedown would offset a substantial portion of the gain from the sale that will be reported in the third quarter.

     Griffin operates landscape nursery and real estate businesses and has an approximate 35% equity investment in Centaur. Griffin's common stock is traded under the symbol GRIF on the Nasdaq National Market.

     Forward-Looking  Statements:
     This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.